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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): April 30, 2007
(December 26, 2006)                                       --------------
------------------


                           COVER-ALL TECHNOLOGIES INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          Delaware                     0-13124                   13-2698053
          --------                     --------                  ----------
(STATE OR OTHER JURISDICTION          (COMMISSION               (IRS EMPLOYER
     OF INCORPORATION)                FILE NUMBER)           IDENTIFICATION NO.)


                    55 Lane Road, Fairfield, New Jersey 07004
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                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


Registrant's telephone number, including area code            (973) 461-5200
                                                   -----------------------------


                                       N/A
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02(E).    COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

        On April 26, 2007, Cover-All Technologies Inc., a Delaware corporation (the "Company"), and John Roblin, the Company's Chairman of the Board, President and Chief Executive Officer, entered into an amendment to the employment agreement, dated December 26, 2006, by and between the Company and John Roblin. The purpose of the amendment is to correct an error in Section 4(b) of the employment agreement to reflect the initial intentions and understandings of the parties. The foregoing description of the amendment to the employment agreement is qualified in its entirety by reference to the full text of the agreement, a copy of which is attached as Exhibit 10(e)(6).

ITEM 9.01.       FINANCIAL STATEMENTS AND EXHIBITS.

        (d)         Exhibits.
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        10(e)(6)    Amendment No. 1 to the Employment Agreement, dated April 26,
                    2007, between the Company and John Roblin.


                          [signature on following page]



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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         COVER-ALL TECHNOLOGIES INC.


Date:  April 30, 2007                    By: /s/ Ann Massey
                                             -----------------------------------
                                             Ann Massey, Chief Financial Officer